================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)  June 3, 2005

                              RADYNE COMSTREAM INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                 0-11685            11-2569467
     ----------------------------     ------------     -------------------
     (State or other jurisdiction     (Commission       (I.R.S. Employer
          of incorporation)           File Number)     Identification No.)

          3138 E. Elwood Street, Phoenix AZ                  85034
       ----------------------------------------            ----------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code   602-437-9620


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

EXPLANATORY NOTE:

        This Amendment No. 1 on Form 8-K/A is filed solely to report that the Form 8-K filed June 3, 2005, was filed erroneously under Item 2.02. Regulations mandate that this should have been reported under Item 5.03.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 1, 2005, the registrant merged with a wholly owned subsidiary and changed its name from Radyne ComStream Inc., to Radyne Corporation pursuant to its filing of a Certificate of Ownership and Merger with the Delaware Secretary of State. This was the only change to the registrant's Certificate of Incorporation. The registrant will manufacture and sell satellite and microwave communications equipment using the Radyne brand, market broadcast encoders and decoders under its Tiernan brand; and its recently acquired Xicom subsidiary will sell high power amplifiers under the Xicom brand. Holders of stock certificates bearing the name "Radyne ComStream Inc." will be issued new certificates bearing the name "Radyne Corporation." Radyne will continue to trade on the NASDAQ under the RADN symbol. The CUSIP number for the registrant's common stock will not change.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

         (c)   EXHIBITS

         99.1  Press Release dated June 3, 2005.*

----------
* Previously filed.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                  RADYNE CORPORATION

                                                  By: /s/ Malcolm C.Persen
                                                      --------------------------
                                                      Malcolm C. Persen
                                                      Vice President and Chief
                                                      Financial Officer

Date   June 3, 2005

                                  EXHIBIT INDEX

EXHIBIT
NUMBER    DESCRIPTION
-------   --------------------------------------
*99.1     Press release dated as of June 3, 2005

----------
*Filed as Exhibit 99.1 to Form 8-K filed June 3, 2005.